                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                            Distribution Date:      2/15/01
--------------------------------------------------------------------------------

(I)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                              0.00
            Class B Principal Payment                              0.00
            Class C Principal Payment                              0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                              0.00
            Class B Principal Payment                              0.00
            Class C Principal Payment                              0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement              3,782,812.50
            Class B Note Interest Requirement                324,609.38
            Class C Note Interest Requirement                442,800.55
                      Total                                4,550,222.43

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                   5.04375
            Class B Note Interest Requirement                   5.19375
            Class C Note Interest Requirement                   5.51042

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                  750,000,000
            Class B Note Principal Balance                   62,500,000
            Class C Note Principal Balance                   80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account     8,928,570.00

(v)    Required Owner Trust Spread Account Amount          8,928,570.00



                                                By:    --------------------

                                                Name:  Patricia M. Garvey
                                                Title: Vice President